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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): January 8, 2002

CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue
Fairview, Oregon 97024-9718
(Address of principal executive offices) (Zip Code)

(503) 669-6300
(Registrant's telephone number, including area code)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

DESCRIPTION OF DISPOSITION OF ASSETS

On January 17, 2002, Cascade Corporation ("Cascade or Company") sold substantially all of the assets of its Hydraulic Cylinder Division ("Division"), including manufacturing and sales operations in Beulaville, North Carolina ("U.S.") and Cramlington, Northumberland, United Kingdom ("U.K.") to Precision Hydraulic Cylinders, Inc., a North Carolina corporation and its United Kingdom subsidiary, Precision Hydraulic Cylinders (UK) Ltd. (together, "Precision"). Precision is a new company formed by BB&T Capital Partners, LLC, headquartered in Winston-Salem, North Carolina, together with Christopher Barclay, formerly Cascade's Hydraulic Cylinder Division General Manager, and other managers of the Division.

Cascade received consideration of approximately $12,250,000, net of assumed liabilities, subject to closing balance sheet adjustments, in connection with the sale, including a cash payment of $3,250,000, and two notes receivable maturing through April 30, 2007. The first note, primarily collateralized by Precision's U.S. assets, is in the principal amount of $4,250,000, with interest at 1% over the prime rate (5.75% at January 17, 2002), adjusted monthly. The second note, primarily collateralized by Precision's U.K. assets, is in the principal amount of $4,750,000, with interest at 7%. Precision assumed Hydraulic Cylinder Division liabilities of approximately $2,200,000. In addition, Cascade retained certain Division accounts receivable of approximately $2,900,000.

In connection with the sale, Cascade agreed to make available interim operating capital advances pending Precision's completion of arrangements for operating lines of credit with outside lenders. Cascade will retain a first security interest in Precision trade accounts receivable and inventories until Precision's operating lines of credit are in place and all Cascade interim advances, if any, are repaid.

The Hydraulic Cylinder Division generated annual revenues of approximately $37,700,000 and $26,100,000 for the fiscal year ended January 31, 2001 and the nine month period ended October 31, 2001, respectively. Cascade estimates it will record a pre-tax loss of $1,500,000 to $1,900,000 related to the sale in the fourth quarter of the fiscal year ending January 31, 2002.

The text of a press release concerning the transaction is attached to this filing as Exhibit 99.1.

The above description of the transaction and agreements is qualified by reference to the complete text of the parties' agreements, including the exhibits and schedules attached.

Item 5. OTHER MATTERS

        On January 8, 2002, Cascade Corporation, through its Chairman, Greg H. Kubicek, responded to a December 10, 2001 letter from Cannell Capital LLC, attached as Exhibit A to a Schedule 13D filed with the Commission by that entity December 21, 2001. A copy of Cascade Corporation's responding letter is attached as Exhibit 5.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (b)
  PRO FORMA FINANCIAL INFORMATION.

    The unaudited pro forma financial information is filed as part of this current report to reflect Cascade Corporation's disposition of its Hydraulic Cylinder Division. On January 17, 2002, the Company announced the sale of substantially all of the assets of its Hydraulic Cylinder Division. Prior to the sale, the Company's Hydraulic Cylinder Division did not meet the criteria for presentation as a discontinued operation or segment of a business under Accounting Principles Board Opinion No. 30 ("APB 30"), "Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions."

    In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS 144 addresses financial accounting and reporting for the impairment of long-lived assets and broadens the presentation of discontinued operations currently permitted by APB 30. The Company has elected to adopt SFAS 144 in its current fiscal year ending January 31, 2002, which requires application as of February 1, 2001, the beginning of the current fiscal year. The Company's Hydraulic Cylinder Division meets the criteria as a component of an entity in SFAS 144 and will be presented in the Company's future filings as discontinued operations. Accordingly, all prior periods presented will be reclassified to reflect the division as a discontinued operation.

    The pro forma consolidated financial statements set forth below have been adjusted to exclude the effect of the Hydraulic Cylinder Division for each respective financial statement period. The adjustments presented in the pro forma consolidated statements of operations represent the pro forma historical results for the Hydraulic Cylinder Division. The adjustments presented in the pro forma consolidated balance sheet assume the disposition of the Hydraulic Cylinder Division occurred October 31, 2001 under the terms outlined in Item 2. No significant allocations or estimates were required in preparing these adjustments.

    The unaudited consolidated interim financial statements of the Hydraulic Cylinder Division have been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of management, include all adjustments necessary for a fair presentation of the financial information for such interim periods.

    The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the date indicated, nor are they necessarily indicative of future operating results or financial position.

Pro Forma Consolidated Balance Sheet
October 31, 2001
(Unaudited)

(Amounts in thousands)	Cascade Corporation	Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$19,473	$3,250	(1)	$22,723
Account receivable, net	48,281	(1,572	)(2)	46,709
Inventories	36,618	(4,230	)(2)	32,388
Deferred income taxes	2,177	—		2,177
Prepaid expenses and other	4,504	(155)	(2)	4,349

Total current assets	111,053	(2,707)		108,346
Property, plant and equipment, net	71,679	(9,343)	(2)	62,336
Goodwill, net	61,815	(895)	(2)	60,920
Deferred income taxes	11,044	—		11,044
Other assets	10,223	9,000	(4)	19,223

Total assets	$265,814	$(3,945)		$261,869

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Notes payable to banks	$2,124	$—		$2,124
Current portion of long-term debt	828	—		828
Accounts payable	15,182	(2,374)	(2)	12,808
Accrued payroll and payroll taxes	6,416	(526)	(2)	5,890
Accrued environmental expenses	865	—		865
Other accrued expenses	10,647	(1,094)	(2,3)	9,553

Total current liabilities	36,062	(3,994)		32,068
Long term debt	77,970	—		77,970
Accrued environmental expenses	10,450	—		10,450
Deferred income taxes	2,613	—		2,613
Other liabilities	4,873	—		4,873

Total liabilities	131,968	(3,994)		127,974
Exchangeable convertible preferred stock and minority interest	11,374	—		11,374
Shareholders' equity
Common stock	5,656	—		5,656
Retained earnings	144,166	(1,223)	(2)	142,943
Accumulated other comprehensive loss:
Cumulative foreign currency transaction adjustments	(27,350)	1,272	(2)	(26,078)

Total shareholders' equity	122,472	49		122,521

Total liabilities and shareholders' equity	$265,814	$(3,945)		$261,869

(1)
Cash received upon sale of the Hydraulic Cylinder Division.

(2)
Adjustments for assets sold and liabilities assumed upon sale of the Hydraulic Cylinder Division.

(3)
Adjustment includes a tax adjustment of $750 thousand based on statutory rates.

(4)
Adjustment for note receivable received from Hydraulic Cylinder Division

Pro Forma Consolidated Statement of Operations
Nine Months Ended October 31, 2001
(Unaudited)

(Amounts in thousands, except per share data)	Cascade Corporation	Adjustments		Pro Forma
Net sales	$226,728	$(26,060	)(1)	$200,668

Costs and expenses:
Cost of goods sold	156,346	(23,761	)(1)	132,585
Amortization	3,269	(42	)(2)	3,227
Selling and administrative	42,332	(1,459	)(3)	40,873

	201,947	(25,262)		176,685

Operating income	24,781	(798)		23,983
Interest expense, net	4,189	37	(4)	4,226
Other expense, net	126	(62)		64

Income before income taxes	20,466	(773)		19,693
Income taxes	7,777	(212	)(5)	7,565

Net income	$12,689	$(561)		$12,128

Net income per share:
Basic earnings per share	$1.12			$1.07
Diluted earnings per share	$1.04			$1.00
Number of shares used in per share calculations:
Basic weighted average shares outstanding	11,313			11,313
Diluted weighted average shares outstanding	12,161			12,161

(1)
Represents net sales and cost of goods sold of the Hydraulic Cylinder Division for the period, net of intercompany sales and cost of goods sold.

(2)
Represents amortization of goodwill.

(3)
Represents selling and administrative costs of the Hydraulic Cylinder Division.

(4)
Adjustment represents interest income and expense of the Hydraulic Cylinder Division. Adjustment excludes intercompany interest and interest income to be earned on the $9 million note receivable received by Cascade upon the sale of Hydraulic Cylinder Division.

(5)
Includes tax adjustment based on statutory rates for the respective period.

Pro Forma Consolidated Statement of Operations
Nine Months Ended October 31, 2000
(Unaudited)

(Amounts in thousands, except per share data)	Cascade Corporation	Adjustments		Pro Forma
Net sales	$262,418	$(29,376	)(1)	$233,042

Costs and expenses:
Cost of goods sold	178,098	(25,545	)(1)	152,553
Amortization	3,355	(42	)(2)	3,313
Selling and administrative	56,315	(1,716	)(3)	54,599

	237,768	(27,303)		210,465

Operating income	24,650	(2,073)		22,577
Interest expense, net	5,126	118	(4)	5,244
Other expense, net	1,304	29		1,333

Income before income taxes	18,220	(2,220)		16,000
Income taxes	7,653	(728	)(5)	6,925

Net income	10,567	(1,492)		9,075
Dividends paid on preferred shares of subsidiary	240	—		240

Net income applicable to common shareholders	$10,327	$(1,492)		$8,835

Net income per share:
Basic earnings per share	$0.90			$0.77
Diluted earnings per share	$0.86			$0.74
Number of shares used in per share calculations:
Basic weighted average shares outstanding	11,440			11,440
Diluted weighted average shares outstanding	12,262			12,262

(1)
Represents net sales and cost of goods sold of the Hydraulic Cylinder Division for the period, net of intercompany sales and cost of goods sold.

(2)
Represents amortization of goodwill.

(3)
Represents selling and administrative costs of the Hydraulic Cylinder Division.

(4)
Adjustment represents interest income and expense of the Hydraulic Cylinder Division. Adjustment excludes intercompany interest and interest income to be earned on the $9 million note receivable received by Cascade upon the sale of Hydraulic Cylinder Division.

(5)
Includes tax adjustment based on statutory rates for the respective period.

Pro Forma Consolidated Statement of Operations
Year Ended January 31, 2001

(Amounts in thousands, except per share data)	Cascade Corporation	Adjustments		Pro Forma
		(Unaudited)		(Unaudited)
Net sales	$339,033	$(37,675	)(1)	$301,358

Costs and expenses:
Cost of goods sold	230,984	(29,991	)(1)	200,993
Amortization	5,422	(56	)(2)	5,366
Selling and administrative	74,765	(4,675	)(3)	70,090

	311,171	(34,722)		276,449

Operating income	27,862	(2,953)		24,909
Interest expense, net	6,709	143	(4)	6,852
Other expense, net	755	37		792

Income before income taxes	20,398	(3,133)		17,265
Income taxes	8,535	(1044	)(5)	7,491

Net income	11,863	(2,089)		9,774
Dividends paid on preferred shares of subsidiary	160	—		160

Net income applicable to common shareholders	$11,703	$(2,089)		$9,614

Net income per share:
Basic earnings per share	$1.02			$0.84
Diluted earnings per share	$0.97			$0.80
Number of shares used in per share calculations:
Basic weighted average shares outstanding	11,440			11,440
Diluted weighted average shares outstanding	12,272			12,272

(1)
Represents net sales and cost of goods sold of the Hydraulic Cylinder Division for the period, net of intercompany sales and cost of goods sold.

(2)
Represents amortization of goodwill.

(3)
Represents selling and administrative costs of the Hydraulic Cylinder Division.

(4)
Adjustment represents interest income and expense of the Hydraulic Cylinder Division. Adjustment excludes intercompany interest and interest income to be earned on the $9 million note receivable received by Cascade upon the sale of Hydraulic Cylinder Division.

(5)
Includes tax adjustment based on statutory rates for the respective period.

Pro Forma Consolidated Statement of Operations
Year Ended January 31, 2000

(Amounts in thousands, except per share data)	Cascade Corporation	Adjustments		Pro Forma
		(Unaudited)		(Unaudited)
Net sales	$333,572	$(31,920	)(1)	$301,652

Costs and expenses:
Cost of goods sold	233,955	(28,095	)(1)	205,860
Amortization	4,578	(56	)(2)	4,522
Selling and administrative	76,233	(4,499	)(3)	71,734

	314,766	(32,650)		282,116

Operating income	18,806	(730)		19,536
Interest expense, net	7,656	(205	)(4)	7,451
Other expense, net	4,039	(33)		4,006

Income before income taxes	7,111	968		8,079
Income taxes	2,177	478	(5)	2,655

Net income	4,934	490		5,424
Dividends paid on preferred shares of subsidiary	423	—		423

Net income applicable to common shareholders	$4,511	$490		$5,001

Net income per share:
Basic earnings per share	$0.40			$0.44
Diluted earnings per share	$0.40			$0.44
Number of shares used in per share calculations:
Basic weighted average shares outstanding	11,402			11,402
Diluted weighted average shares outstanding	12,385			12,385

(1)
Represents net sales and cost of goods sold of the Hydraulic Cylinder Division for the period, net of intercompany sales and cost of goods sold.

(2)
Represents amortization of goodwill.

(3)
Represents selling and administrative costs of the Hydraulic Cylinder Division.

(4)
Adjustment represents interest income and expense of the Hydraulic Cylinder Division. Adjustment excludes intercompany interest and interest income to be earned on the $9 million note receivable received by Cascade upon the sale of Hydraulic Cylinder Division.

(5)
Includes tax adjustment based on statutory rates for the respective period.

Pro Forma Consolidated Statement of Operations
Year Ended January 31, 1999

(Amounts in thousands, except per share data)	Cascade Corporation	Adjustments		Pro Forma
		(Unaudited)		(Unaudited)
Net sales	$415,788	$(31,732	)(1)	$384,056

Costs and expenses:
Cost of goods sold	302,777	(28,566	)(1)	274,211
Amortization	4,812	(56	)(2)	4,756
Selling and administrative	71,514	(1,910	)(3)	69,604

	379,103	(30,532)		348,571

Operating income	36,685	(1,200)		35,485
Interest expense, net	10,185	404	(4)	10,589
Other income, net	(4,755)	(47)		(4,802)

Income before income taxes	31,255	(1,557)		29,698
Income taxes	9,885	(355	)(5)	9,530

Net income	21,370	(1,202)		20,168
Dividends paid on preferred shares of subsidiary	530	—		530

Net income applicable to common shareholders	$20,840	$(1,202)		$19,638

Net income per share:
Basic earnings per share	$1.77			$1.67
Diluted earnings per share	$1.63			$1.53
Number of shares used in per share calculations:
Basic weighted average shares outstanding	11,748			11,748
Diluted weighted average shares outstanding	13,148			13,148

(1)
Represents net sales and cost of goods sold of the Hydraulic Cylinder Division for the period, net of intercompany sales and cost of goods sold.

(2)
Represents amortization of goodwill.

(3)
Represents selling and administrative costs of the Hydraulic Cylinder Division.

(4)
Adjustment represents interest income and expense of the Hydraulic Cylinder Division. Adjustment excludes intercompany interest and interest income to be earned on the $9 million note receivable received by Cascade upon the sale of Hydraulic Cylinder Division.

(5)
Includes tax adjustment based on statutory rates for the respective period.

  (c)
  EXHIBITS.

  2.1
  Asset Purchase Agreement dated as of January 15, 2002, among Cascade Corporation, Cascade Hydraulic Cylinders, Inc., Cascade (UK) Limited, Precision Hydraulic Cylinders, Inc., and Precision Hydraulic Cylinders (UK) Limited. The following schedules are omitted and will be provided to the Commission upon request:

SCHEDULE	DESCRIPTION
EXHIBIT A	Bill of Sale and Assignment for US Assets
EXHIBIT B	Lease Assignment and Assumption Agreement
EXHIBIT C	Estoppel Statements
EXHIBIT D	Subordination, Nondisturbance and Attornment Agreements
EXHIBIT E	Assumption Agreement for US Assumed Liabilities
EXHIBIT F	Opinion of Sellers' Counsel
EXHIBIT G	Opinion of Buyers' Counsel
EXHIBIT H	Shared Services Agreement
EXHIBIT I	Trademark License Agreement
EXHIBIT J	Supply Agreement
EXHIBIT K	Form of Transfer for UK Real Property
SCHEDULE 2.1(a)(i)	US Real Property
SCHEDULE 2.1(b)(i)	UK Real Property
SCHEDULE 2.1(a)(ii)	US Fixed Assets
SCHEDULE 2.1(b)(ii)	UK Fixed Assets
SCHEDULE 2.1(a)(iii)	US Accounts Receivable
SCHEDULE 2.1(b)(iii)	UK Accounts Receivable
SCHEDULE 2.1(a)(iv)	US Inventory
SCHEDULE 2.1(b)(iv)	UK Inventory
SCHEDULE 2.1(a)(v)	US Contracts
SCHEDULE 2.1(b)(v)	UK Contracts
SCHEDULE 2.1(a)(vi)	US Prepaid Expenses
SCHEDULE 2.1(b)(vi)	UK Prepaid Expenses
SCHEDULE 2.1(a)(vii)	US Hardware and Software
SCHEDULE 2.1(b)(vii)	UK Hardware and Software
SCHEDULE 2.1(a)(ix)	US Intangible Property and US Permits
SCHEDULE 2.1(b)(ix)	UK Intangible Property and UK Permits
SCHEDULE 2.1(c)(i)	Excluded US Assets
SCHEDULE 2.1(c)(ii)	Excluded UK Assets
SCHEDULE 2.2(a)	US Assumed Liabilities
SCHEDULE 2.2(b)	UK Assumed Liabilities
SCHEDULE 2.3(c)	Allocation of Purchase Price
SCHEDULE 4.2(b)	No Material Adverse Changes
SCHEDULE 4.3	Tax Matters
SCHEDULE 4.5	Permitted Encumbrances and Leases
SCHEDULE 4.7	Permits and Approvals
SCHEDULE 4.8	Orders and Actions
SCHEDULE 4.12	Nontransferable Permits
SCHEDULE 4.15	Employee Benefit Plans
SCHEDULE 4.17	Employees
SCHEDULE 4.18	Product Warranties
SCHEDULE 4.20	Accuracy of Information
SCHEDULE 4.23	Customers and Suppliers
SCHEDULE 4.24	Environmental Matters
SCHEDULE 7.1	Restricted Territory

  2.2
  Term Loan and Security Agreement (US Facility) dated as of January 15, 2002, between Cascade Corporation and Precision Hydraulic Cylinders, Inc The following schedules are omitted and will be provided to the Commission on request:

Schedules

SCHEDULE 3.2	Powder Paint Booth Description
SCHEDULE 7.3	Outstanding Indebtedness
SCHEDULE 7.4	Existing Liens
SCHEDULE 7.5	Existing Investments

Exhibits

EXHIBIT A	Term Note
EXHIBIT B	Form of Subsidiary Guaranty Agreement
EXHIBIT C	Form of Pledge Agreement
EXHIBIT D	Hedging Policy
EXHIBIT E	Form of Compliance Certificate
  2.3
  Term Loan Agreement (UK Facility) dated as of January 15, 2002, between Cascade (UK) Limited and Precision Hydraulic Cylinders (UK) Limited. The following schedules are omitted and will be provided to the Commission on request:

SCHEDULE 1	Conditions Precedent
SCHEDULE 2	Form of Accession Letter
SCHEDULE 3	Intentionally blank
SCHEDULE 4	Existing Security
SCHEDULE 5	Existing Indebtedness
SCHEDULE 6	Existing Investments
  5.1
  Cascade Corporation letter, dated January 2, 2002 and mailed January 8, 2002, to Cannell Capital LLC.

  99.1
  Press release.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cascade Corporation

By:	/s/ JOSEPH G. POINTER Joseph G. Pointer Secretary

Dated: February 1, 2002

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FORM 8-K
  Item 2. ACQUISITION OR DISPOSITION OF ASSETS.
  Item 5. OTHER MATTERS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
Pro Forma Consolidated Balance Sheet October 31, 2001 (Unaudited)
Pro Forma Consolidated Statement of Operations Nine Months Ended October 31, 2001 (Unaudited)
Pro Forma Consolidated Statement of Operations Nine Months Ended October 31, 2000 (Unaudited)
Pro Forma Consolidated Statement of Operations Year Ended January 31, 2001
Pro Forma Consolidated Statement of Operations Year Ended January 31, 2000
Pro Forma Consolidated Statement of Operations Year Ended January 31, 1999
SIGNATURES